                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:

   End of Period Collection Account Balance as of Prior Payment Date:                                              823,540.77
   Available Funds:
         Contract Payments due and received in this period                                                       4,857,284.38
         Contract Payments due in prior period(s) and received in this period                                      318,784.53
         Contract Payments received in this period for next period                                                 233,566.33
         Sales, Use and Property Tax, Maintenance, Late Charges                                                    187,598.77
         Prepayment Amounts related to early termination in this period                                            161,592.13
         Servicer Advance                                                                                          660,943.44
         Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
         Transfer from Reserve Account                                                                               4,108.94
         Interest earned on Collection Account                                                                       6,285.02
         Interest earned on Affiliated Account                                                                         747.93
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
           contract < Predecessor contract)                                                                              0.00
         Amounts paid under insurance policies                                                                           0.00
         Any other amounts                                                                                               0.00

                                                                                                                -------------
   Total Available Funds                                                                                         7,254,452.24
   Less: Amounts to be Retained in Collection Account                                                              603,879.61
                                                                                                                -------------
   AMOUNT TO BE DISTRIBUTED                                                                                      6,650,572.63
                                                                                                                =============

   DISTRIBUTION OF FUNDS:

         1. To Trustee -  Fees                                                                                           0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             318,784.53
         3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                 a) Class A1 Principal and Interest                                                                      0.00
                 a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                 a) Class A3 Principal (distributed after A2 Note matures) and Interest                          4,692,027.96
                 a) Class A4 Principal (distributed after A3 Note matures) and Interest                            619,968.75
                 b) Class B Principal and Interest                                                                  90,705.10
                 c) Class C Principal and Interest                                                                 181,871.91
                 d) Class D Principal and Interest                                                                 122,704.78
                 e) Class E Principal and Interest                                                                 162,262.93

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     49,117.84
                 b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   146,088.63
                 c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          4,108.94
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts             194,631.72
         7. To Servicer, Servicing Fee and other Servicing Compensations                                            68,299.54
                                                                                                                -------------
   TOTAL FUNDS DISTRIBUTED                                                                                       6,650,572.63
                                                                                                                =============

                                                                                                                -------------
   End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      603,879.61
                                                                                                                =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                               $2,925,289.09
    - Add Investment Earnings                                                                                        4,108.94
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
    - Less Distribution to Certificate Account                                                                       4,108.94
                                                                                                                -------------
End of period balance                                                                                           $2,925,289.09
                                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                       $2,925,289.09
                                                                                                                =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2002

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                     18,542,310.07
                  Pool B                                                                     41,733,503.89
                                                                                             -------------
                                                                                                                 160,275,813.96

Class A Overdue Interest, if any                                                                      0.00
Class A Monthly Interest - Pool A                                                               759,384.45
Class A Monthly Interest - Pool B                                                               267,345.67

Class A Overdue Principal, if any                                                                     0.00
Class A Monthly Principal - Pool A                                                            2,648,134.13
Class A Monthly Principal - Pool B                                                            1,637,132.46
                                                                                             -------------
                                                                                                                   4,285,266.59

Ending Principal Balance of the Class A Notes
                  Pool A                                                                     15,894,175.94
                  Pool B                                                                     40,096,371.43
                                                                                             -------------       --------------
                                                                                                                 155,990,547.37
                                                                                                                 ==============

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $257,425,000     Original Face $257,425,000           Balance Factor
$                 3.988463     $                16.646661                 60.596503%
------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                   64,650,813.96
                  Class A4                                                                   95,625,000.00

                                                                                             -------------

Class A Monthly Interest                                                                                         160,275,813.96
                  Class A1 (Actual Number Days/360)                                                   0.00
                  Class A2                                                                            0.00
                  Class A3                                                                      406,761.37
                  Class A4                                                                      619,968.75
                                                                                             -------------

Class A Monthly Principal
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                    4,285,266.59
                  Class A4                                                                            0.00
                                                                                             -------------
                                                                                                                   4,285,266.59

Ending Principal Balance of the Class A Notes
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                   60,365,547.37
                  Class A4                                                                   95,625,000.00
                                                                                             -------------       --------------
                                                                                                                 155,990,547.37
                                                                                                                 ==============

Class A3
------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $83,000,000      Original Face $83,000,000            Balance Factor
$                4.900739      $               51.629718                 72.729575%
------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2002

V. CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                            Pool A                                                       2,019,967.42
                            Pool B                                                         711,080.54
                                                                                         ------------
                                                                                                           2,731,047.96

        Class B Overdue Interest, if any                                                         0.00
        Class B Monthly Interest - Pool A                                                   13,062.46
        Class B Monthly Interest - Pool B                                                    4,598.32
        Class B Overdue Principal, if any                                                        0.00
        Class B Monthly Principal - Pool A                                                  45,138.65
        Class B Monthly Principal - Pool B                                                  27,905.67
                                                                                         ------------
                                                                                                              73,044.32

        Ending Principal Balance of the Class B Notes
                            Pool A                                                       1,974,828.77
                            Pool B                                                         683,174.87
                                                                                         ------------      ------------
                                                                                                           2,658,003.64
                                                                                                           ============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $4,387,000   Original Face $4,387,000        Balance Factor
$               4.025708   $              16.650176               60.588184%
----------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                            Pool A                                                       4,040,626.02
                            Pool B                                                       1,422,469.90
                                                                                         ------------
                                                                                                           5,463,095.92

        Class C Overdue Interest, if any                                                         0.00
        Class C Monthly Interest - Pool A                                                   26,466.10
        Class C Monthly Interest - Pool B                                                    9,317.18
        Class C Overdue Principal, if any                                                        0.00
        Class C Monthly Principal - Pool A                                                  90,277.30
        Class C Monthly Principal - Pool B                                                  55,811.33
                                                                                         ------------
                                                                                                             146,088.63

        Ending Principal Balance of the Class C Notes
                            Pool A                                                       3,950,348.72
                            Pool B                                                       1,366,658.57
                                                                                         ------------      ------------
                                                                                                           5,317,007.29
                                                                                                           ============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $8,775,000   Original Face $8,775,000        Balance Factor
$               4.077867   $               16.648277             60.592676%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                            Pool A                                                       2,693,750.68
                            Pool B                                                         948,313.28
                                                                                         ------------
                                                                                                           3,642,063.96

        Class D Overdue Interest, if any                                                         0.00
        Class D Monthly Interest - Pool A                                                   18,721.57
        Class D Monthly Interest - Pool B                                                    6,590.78
        Class D Overdue Principal, if any                                                        0.00
        Class D Monthly Principal - Pool A                                                  60,184.87
        Class D Monthly Principal - Pool B                                                  37,207.56
                                                                                         ------------
                                                                                                              97,392.43

        Ending Principal Balance of the Class D Notes
                            Pool A                                                       2,633,565.81
                            Pool B                                                         911,105.72
                                                                                         ------------      ------------
                                                                                                           3,544,671.53
                                                                                                           ============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $5,850,000   Original Face $5,850,000        Balance Factor
$               4.326897   $               16.648279              60.592676%
----------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE


        Beginning Principal Balance of the Class E Notes
                            Pool A                                                       3,367,533.99
                            Pool B                                                       1,185,546.01
                                                                                         ------------
                                                                                                           4,553,080.00

        Class E Overdue Interest, if any                                                         0.00
        Class E Monthly Interest - Pool A                                                   29,971.05
        Class E Monthly Interest - Pool B                                                   10,551.36
        Class E Overdue Principal, if any                                                        0.00
        Class E Monthly Principal - Pool A                                                  75,231.08
        Class E Monthly Principal - Pool B                                                  46,509.44
                                                                                         ------------
                                                                                                             121,740.52

        Ending Principal Balance of the Class E Notes
                            Pool A                                                       3,292,302.91
                            Pool B                                                       1,139,036.57
                                                                                         ------------      ------------
                                                                                                           4,431,339.48
                                                                                                           ============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $7,313,000   Original Face $7,313,000        Balance Factor
$               5.541147   $               16.647138               60.595371%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                            Pool A                                                4,043,328.21
                            Pool B                                                1,423,677.14
                                                                                  ------------
                                                                                                           5,467,005.35

        Residual Interest - Pool A                                                   35,626.50
        Residual Interest - Pool B                                                   13,491.34
        Residual Principal - Pool A                                                  90,277.30
        Residual Principal - Pool B                                                  55,811.33
                                                                                  ------------
                                                                                                             146,088.63

        Ending Residual Principal Balance
                            Pool A                                                3,953,050.91
                            Pool B                                                1,367,865.81
                                                                                  ------------
                                                                                                           ------------
                                                                                                           5,320,916.72
                                                                                                           ============

X. PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                     68,299.54
         - Servicer Advances reimbursement                                                                   318,784.53
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   194,631.72
                                                                                                           ------------
        Total amounts due to Servicer                                                                        581,715.79
                                                                                                           ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2002

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                              134,707,516.37

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                 0.00

    Decline in Aggregate Discounted Contract Balance                                                             3,009,243.33

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           --------------
       ending of the related Collection Period                                                                 131,698,273.04
                                                                                                               ==============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                        2,929,206.96

        - Principal portion of Prepayment Amounts                                                80,036.37

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                 0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                      0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                               0.00

                                                                                              ------------
                            Total Decline in Aggregate Discounted Contract Balance            3,009,243.33
                                                                                              ============

POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                               47,424,590.77

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                 0.00

     Decline in Aggregate Discounted Contract Balance                                                             1,860,377.80

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           --------------
        ending of the related Collection Period                                                                  45,564,212.97
                                                                                                                ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances                       1,432,648.96

         - Principal portion of Prepayment Amounts                                              427,728.84

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                     0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                              0.00

                                                                                              ------------
                             Total Decline in Aggregate Discounted Contract Balance           1,860,377.80
                                                                                              ============

                                                                                                                ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                177,262,486.01
                                                                                                                ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                              Predecessor
                                                                    Discounted              Predecessor       Discounted
          Lease #       Lessee Name                                 Present Value           Lease #           Present Value
          ----------------------------------------------------      -------------------     ------------      ----------------
          3155-007      RADNET MANAGEMENT, INC.                             $188,552.08     1231-033             $1,243,525.87
          3155-008      RADNET MANAGEMENT, INC.                             $535,706.60     1572-033               $878,621.70
          3205-002      FOUNTAIN AND PHOENIX DIAGNOSTIC                   $3,111,829.21     2421-001             $1,711,098.71
          3307-002      OPEN MRI OHIO 2 VENTURES, LLC                       $767,314.06     1046-501               $639,976.34
          3330-004      OPEN MRI TEXAS VENTURES, LLC                        $756,617.60     1100-503               $659,108.62
                                                                                            1912-002               $107,797.25

                                                                    -------------------                       ----------------
                                                       Totals:            $5,360,019.55                          $5,240,128.49

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
             CONTRACTS                                                    $5,240,128.49
          b) ADCB OF POOL A AT CLOSING DATE                                                                    $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b) Total discounted Contract Balance of Substitute Receivables                                     $0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                    YES                  NO      X
                                                                                            ---------            ---------

          POOL B                                                                                              Predecessor
                                                                    Discounted              Predecessor       Discounted
          Lease #       Lessee Name                                 Present Value           Lease #           Present Value
          ----------------------------------------------------      -------------------     ------------      --------------
          3305-001      OPEN MRI IOWA VENTURES, LLC                 $1,004,680.88           1047-501              $77,392.98
                                                                                            1100-504              $93,947.73
                                                                                            1344-026              $17,225.68
                                                                                            1344-029              $63,104.76
                                                                                            1344-030               $2,292.14
                                                                                            1347-010               $5,382.42
                                                                                            1347-011             $202,500.53
                                                                                            1347-012             $194,679.35
                                                                                            1791-008              $10,844.23
                                                                                            1791-010              $60,297.19
                                                                                            1791-011               $9,057.14
                                                                                            1791-012               $9,708.25
                                                                                            2097-004              $44,783.62
                                                                                            2454-001              $80,861.15
                                                                                            2454-003              $86,291.63
                                                                                            1101-524              $27,639.26
                                                                    -------------                             --------------
                                                       Totals:      $1,004,680.88                                $986,008.06

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
             CONTRACTS                                                                                           $986,008.06
          b) ADCB OF POOL B AT CLOSING DATE                                                                   $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
             UNLESS RATING AGENCY APPROVES)                                                                            1.09%

*     ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
      (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
      BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b) Total discounted Contract Balance of Substitute Receivables                                     $0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                  NO      X
                                                                                            ---------            ---------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                Predecessor
                                                                        Discounted            Predecessor        Discounted
          Lease #    Lessee Name                                        Present Value         Lease #            Present Value
          --------------------------------------------------------      -----------------     ---------------    -----------------
          2841-002   MEDICAL IMAGING CO., INC.                                $980,724.35     2207-005               $1,326,497.89
          2908-001   ALASE, L.L.C.                                            $131,731.36
          2002476-2  ASHLAND AREA COMMUNITY HOSPITAL INC.                     $169,739.33
                     CASH                                                      $44,302.85
          1999-004   NAVIX DIAGNOSTIX, INC.                                 $2,985,811.62     1881-005               $2,387,877.73
          3155-007   RADNET MANAGEMENT, INC.                                  $335,553.30     4284-402                 $335,553.30
          1504-013   SIGNATURE MEDICAL                                      $1,221,375.67     2557-001               $1,323,430.38
                     CASH                                                     $102,054.71

                                                                        ------------------                       ------------------
                                                           Totals:          $5,971,293.19                            $5,373,359.30

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
             CONTRACTS                                                                                                5,373,359.30
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                      YES                   NO      X
                                                                                              ---------             ---------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                          Predecessor
                                                                        Discounted            Predecessor        Discounted
          Lease #    Lessee Name                                        Present Value         Lease #            Present Value
          --------------------------------------------------------      -----------------     ---------------    -----------------
          1679-002   OPENSIDED MRI OF ST. LOUIS, L.L.C.                       $506,250.32            2207-004          $611,746.22
          1218-020   MEDICAL SERVICES OF AMERICA                              $200,642.43

                                                                        -----------------                        -----------------
                                                           Totals:            $706,892.75                              $611,746.22

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
             SUBSTITUTED                                                                                               $611,746.22
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.68%

*     ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
      (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
      BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                      YES                   NO      X
                                                                                              ---------             ---------

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
          This Month                                         3,656,262.84         This Month                          177,262,486.01
          1 Month Prior                                      2,584,512.04         1 Month Prior                       182,132,107.14
          2 Months Prior                                     2,265,204.20         2 Months Prior                      187,113,685.84

          Total                                              8,505,979.08         Total                               546,508,278.99

          a) 3 MONTH AVERAGE                                 2,835,326.36         b) 3 MONTH AVERAGE                  182,169,426.33

          c) a/b                                                    1.56%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                     Yes              No       X
                                                                                                        --------------     --------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                             Yes              No       X
                                                                                                        --------------     --------
   B. An Indenture Event of Default has occurred and is then continuing?                             Yes              No       X
                                                                                                        --------------     --------

4. Has a Servicer Event of Default occurred?                                                         Yes              No       X
                                                                                                        --------------     --------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                  Yes              No       X
                                                                                                        --------------     --------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                 Yes              No       X
                                                                                                        --------------     --------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                  Yes              No       X
                                                                                                        --------------     --------

6. Aggregate Discounted Contract Balance at Closing Date                                         Balance $270,243,724.70
                                                                                                        ----------------

DELINQUENT LEASE SUMMARY

             Days Past Due       Current Pool Balance         # Leases
             -------------       --------------------         --------
                   31 - 60               4,727,247.43               55
                   61 - 90               2,598,548.25               14
                  91 - 180               3,656,262.84               28

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization